Fees Summary	Oct. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,704,642.54
Previously Paid Amount	0.00
Total Fee Amount	235.42
Total Offset Amount	0.00
Net Fee	$ 235.42